Date

                   See Restrictive Legend on Reverse

incorporated under the laws               of the state of california

number _____________                           _____________ Shares

               SAN DIEGO SOCCER DEVELOPMENT CORPORATION
          Authorized Capital Stock: 20,000,000 Common Shares


This Certifies that  ______________________________________  is  the  registered
holder  of   __________________________________________________________   shares
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.
      In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be4 hereunto affixed.
   This _________ day                          of _________________ A.D. _______

---------------------------                        -----------------------------
Secretary                         (seal)           President
Trisha M. Bollman                                  Yan K. Skwara



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(reverse side)

For value received ____________ hereby sell, assign and transfer unto ___________________________________________________________ (please insert social security or other identifying number of assignee). Name and address of transferee should be printed or typewritten.___________________________________
________________________________________________________________________________
Shares represented by the within certificate and, if required, do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said Shares on the books of the within named Corporation, with full power of substitution in the premises.
Dated _____________________________
In presence of _____________________________,
-----------------------------------
Notice: The signature on this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatever.

The Securities represented by this certificate have not been registered or qualified under the Securities Act of 1933 or the Securities Laws of any state. The Securities may be offered or sold only if registered and/or qualified pursuant to the relevant provisions of applicable Federal and State Securities Laws, or if an exemption from such registration and/or qualification is applicable.

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